POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Ralph O. Hellmold, appoints Robert E. Swanson and Martin V. Quinn, and each of them, as his true and lawful attorneys-in-fact with full power to act and do all things necessary, advisable or appropriate, in their discretion, to execute on his behalf as an Independent Trustee of Ridgewood Electric Power Trust II and of Ridgewood Electric Power Trust III, the Annual Reports on Form 10-K for the year ended December 31, 1999 for each of the above-named trusts, and all amendments or documents relating thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 2000, at Fort Lauderdale, Florida.

                                                    /s/Ralph O. Hellmold
      Ralph O. Hellmold

      POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Jonathan C. Kaledin, appoints Robert E. Swanson and Martin V. Quinn, and each of them, as his true and lawful attorneys-in-fact with full power to act and do all things necessary, advisable or appropriate, in their discretion, to execute on his behalf as an Independent Trustee of Ridgewood Electric Power Trust II and of Ridgewood Electric Power Trust III, the Annual Reports on Form 10-K for the year ended December 31, 1999 for each of the above-named trusts, and all amendments or documents relating thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 2000, at Fort Lauderdale, Florida.

                                                     /s/Jonathan C. Kaledin
                                                      Jonathan C. Kaledin

      POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Joseph Ferrante, Jr., appoints Robert E. Swanson and Martin V. Quinn, and each of them, as his true and lawful attorneys-in-fact with full power to act and do all things necessary, advisable or appropriate, in their discretion, to execute on his behalf as an Independent Trustee of Ridgewood Electric Power Trust II and of Ridgewood Electric Power Trust III, the Annual Reports on Form 10-K for the year ended December 31, 1999 for each of the above-named trusts, and all amendments or documents relating thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 2000, at Fort Lauderdale, Florida.

                                                     /s/ Joseph Ferrante, Jr.
                                                       Joseph Ferrante, Jr.